UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BRKS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)On September 6, 2019, Brooks Automation, Inc. (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Maurice H. Tenney, III, the Company’s President, Brooks Life Sciences, under which Mr. Tenney’s employment with the Company was terminated as of September 6, 2019. Under the terms of the Separation Agreement, (i) the Company agreed to provide Mr. Tenney, among other things, (a) severance in the amount of $465,000, payable biweekly over a 12-month period, provided, if Mr. Tenney has not found a full-time position during such 12-month period, the Company will extend the biweekly payments until the earlier of the date Mr. Tenney begins new employment and an additional 12 months, (b) an award under the Company’s FY 2019 performance-based variable compensation plan payable, if earned, when awards earned by other employees under the plan are paid, and (c) group health insurance and dental insurance under the federal Consolidated Omnibus Budget Reconciliation Act (COBRA) during the severance period referred to above, and (ii) Mr. Tenney agreed to release the Company from any claims he may have against the Company related to his employment with the Company. In connection with the Separation Agreement, the Company and Mr. Tenney also entered into a Consulting Agreement (the “Consulting Agreement”) under which Mr. Tenney will provide certain transitional services to the Company through November 30, 2019 in exchange for the continued vesting of his outstanding equity awards through the term of the Consulting Agreement.

The foregoing descriptions of the Separation Agreement and the Consulting Agreement are qualified in their entirety by reference to the Separation Agreement and the Consulting Agreement, the form of which is attached to the Separation Agreement as an exhibit. The Company plans to file a copy of the Separation Agreement with its Annual Report on Form 10-K for the fiscal year ending September 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
Date: September 9, 2019	/s/ Jason W. Joseph Jason W. Joseph Senior Vice President, General Counsel and Secretary